UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 12, 2007
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 12, 2007, the Board of Directors of MasTec, Inc. (the “Company”) adopted technical amendments to the Company’s Second Amended and Restated By-Laws to expressly authorize the issuance of uncertificated shares of capital stock. The Board of Directors adopted these amendments to comply with the New York Stock Exchange (the “NYSE”) requirement that securities listed on the NYSE be eligible for participation in the Direct Registration System by January 2008.
     The full text of the Company’s Third Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits

3.1	—	Third Amended and Restated Bylaws of MasTec, Inc, amended and restated as of December 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: December 14, 2007	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated By-laws of MasTec, Inc., amended and restated as of December 12, 2007.